                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): OCTOBER 15, 2002



                             3DFX INTERACTIVE, INC.
               (Exact name of registrant as specified in charter)


         CALIFORNIA                 000-22651                77-0390421
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)



                                 P.O. BOX 60486
                           PALO ALTO, CALIFORNIA 94306
                    (Address of principal executive offices)

                                 (650) 326-7995
              (Registrant's telephone number, including area code)



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On October 15, 2002, 3dfx Interactive, Inc. filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California, San Jose Division. Richard A. Heddleson has been appointed the responsible person for the duties and obligations of 3dfx in the proceeding.

         A copy of the press release issued on October 16, 2002 announcing the filing of the voluntary petition and related matters is attached as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.


EXHIBIT
NUMBER            DESCRIPTION

99.1              3dfx Interactive, Inc. press release dated October 16, 2002





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 21, 2002

                                     3DFX INTERACTIVE, INC.


                                     By: /s/ RICHARD A. HEDDLESON
                                         -------------------------------------
                                         President and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              3dfx Interactive, Inc. press release dated October 16, 2002



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